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                                                                 Exhibit 23.3






                          INDEPENDENT AUDITORS' CONSENT



To the Stockholders of
Ideal Accents, Inc. and Subsidiaries
Miami, Florida


We consent to the inclusion in this Registration Statement of Ideal Accents, Inc. and subsidiaries on Form SB-2A of our reports of Ideal Accents, Inc. as of December 31, 2002 and 2001 and for the years then ended, dated February 18, 2003 and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.

We consent to the inclusion in this Registration Statement of Ideal Accents, Inc. and Subsidiaries on Form SB-2/A of our reports dated January 28, 2002 of Ideal Accents, Inc. and Subsidiaries for the years ended December 31, 2001 and 2000, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.

We consent to the inclusion in this Registration Statement of Ideal Accents, Inc. and Subsidiaries on Form SB-2/A of our reports dated March 7, 2003 of Somani Holdings, Inc. for the six months ended November 30, 2001 and our report dated December 17, 2002 of Somani Holdings, Inc. as of May 31, 2001 and 2000 and for the years then ended and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.

We consent to the inclusion in this Registration Statement of Ideal Accents, Inc. and Subsidiaries on Form SB-2/A of our reports dated March 7, 2003 of AutoFun Canada, Inc. for the nine months ended November 30, 2001 and our report dated March 7, 2003 of AutoFun Canada, Inc. as of February 28, 2001 and for the year then ended and our report dated March 7, 2003 of AutoFun Canada, Inc, as of February 29, 2000 and for the period from June 30, 1999 through February 29, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.






/s/ Rotenberg & Company, LLP


Rotenberg & Company, LLP
Rochester, New York
April 7, 2003




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